General DataComm Industries, Inc.
                                Statement of Operations (1)
                         One Fiscal Month Ended September 30, 2002
                                        (Unaudited)
                                       ($ in 000's)


              Sales                                              $1,791
              Cost of Sales                                         817
                                                                 ------

              Gross Margin                                          974

              Operating Expenses:
                            Selling, general & administrative       550
                            Research & development                  287
                                                                 -------
                                                                    837

              Operating income                                      137

              Interest expense(contractual interest/fees $436)        -

              Gain on early extinguishment of debt                1,967

              Other, net                                             (1)

              Earnings(loss) before reorganization items,
               income taxes and discontinued operations           2,105

              Reorganization items:
                             Professional fees                      200
                                                                -------
              Gain(loss) before income taxes
                and discontinued operations                       1,905
              Income tax provision                                   13
                                                                -------

              Income(loss) before discontinued operations         1,892

              Income(loss) from discontinued operations              60
                                                                -------
              Net income(loss)                                   $1,952
                                                                 ======

 (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002), audit adjustments and the effects of the bankruptcy filing.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                   For the One Month Ended September 30, 2002
                                 (Unaudited) (1)
                                  ($ in 000's)


     Increase in Cash and Cash Equivalents
      Cash flows from operating activities:
        Cash received from customers                     $ 1,797
        Non A/R cash                                         192
        Cash paid to suppliers and employees              (1,422)
                                                         --------
     Net cash provided by operating activities
        before reorganization items                          567

    Operating cash flows from reorganization items:
        Professional fees                                   (185)
                                                         --------
    Net cash used by reorganization items                   (185)

    Net cash provided by operating activities                382

    Cash flows from financing activities:
        Principal payments on debt                        (1,063)
                                                         --------
    Net cash used in financing activities                 (1,063)
                                                         --------
    Net increase(decrease) in cash                        $ (681)
                                                          =======
   Cash at beginning of period                             3,820
   Cash at end of period                                 $ 3,139


   Reconciliation of net income to net cash provided
        by operating activities
   Net income                                            $ 1,952
   Depreciation                                               62
   Gain on early extinguishment of debt                   (1,967)
   (Increase) decrease in accounts receivable                (76)
   Increase (decrease) in postpetition payables
       and other current liabilities                         319
   (Increase) decrease in inventory                           (9)
   (Increase) decrease in other current assets               101

   Net cash provided by operating activities             $   382
                                                         =======
______________
  (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002), audit adjustments and the effects of the bankruptcy filing.

                        General DataComm Industries, Inc.
                         Consolidated Balance Sheet (1)
                               SEPTEMBER 30, 2002
                                   (Unaudited)

         In thousands

         ASSETS:
         Current Assets:
               Cash and cash equivalents                        $3,139
               Accounts receivable                               3,228
               Notes receivable                                    134
               Inventories                                       4,217
               Deferred income taxes                               307
               Other current assets                                823
                                                             ---------
                                                                11,848

          Property, plant and equipment, net                       439
          Land and buildings held for sale                       6,271
          Other assets                                               4
          Net assets of discontinued operations                     62
                                                             ---------

                                                Total Assets   $18,624
                                                             =========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
         -------------------------------------
               Accounts payable, trade                            573
               Accrued payroll and payroll-related costs          494
               Accrued expenses and other current liab.         1,834
                                                            ---------
                                                                2,901

         Liabilities subject to compromise
               Revolving credit loan                              ($1)
               Notes payable                                   28,055 (2)
               Mortgages payable on real estate held for sale     169
               7 3/4% Convertible debentures                    3,000
               Accounts payable, trade                         21,530
               Accrued payroll and payroll-related costs        2,573
               Accrued expenses and other current liab.        15,582
                                                            ---------
                                                               70,908

         Deferred income taxes                                    448
                                                            ---------
                                        Total Liabilities      74,257

         Redeemable 5% Preferred Stock                          3,043

         Stockholders' equity:
               Preferred stock                                    788
               Common stock                                     3,328
               Paid-in-capital                                191,313
               Accumulated deficit                           (252,666)(2)
                Less: Treasury stock                           (1,439)
                                                              ---------
                                                              (58,676)
                                                              ---------

                Total Liabilities and Stockholders' Equity    $18,624
                                                             =========
 ______________
         (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002), audit adjustments and the effects of the bankruptcy filing.

         (2) Excludes $2,155 interest/fees on secured debt that may not be payable.